UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023 (December 30, 2022)

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Cookies Oakland Binding LOI

On December 30, 2022, Unrivaled Brands, Inc. (the “Company”) entered into a binding Letter of Intent (the “Cookies Oakland LOI”) with 510 Retail & Events, Inc. (“Cookies Oakland”) pursuant to which the Company and Cookies Oakland intend to negotiate and enter into a Management Services Agreement (the “Cookies Oakland MSA”) for the Company to operate a dispensary at the property located at 1776 Broadway, Oakland, California 94612 (the “Cookies Oakland Dispensary”).  The Cookies Oakland LOI provides the Company, for a period of 12 months from the date of signing, with an option to purchase Cookies Oakland on terms mutually agreeable to the parties (the “Cookies Oakland Option to Purchase”).  It is anticipated that the Cookies Oakland MSA will also provide that Cookies Oakland will pay the Company a management fee equal to an amount of up to 25% of the Net Revenue (as such term is defined in the Cookies Oakland LOI) of the Cookies Oakland Dispensary for the Company’s services contemplated by the Cookies Oakland LOI.  The Company is paying an equivalent of $500,000 (the “Cookies Oakland Option to Purchase Deposit”) in shares of the Company’s common stock (“Common Stock”) at the closing share price on December 30, 2022 in order to induce Cookies Oakland to enter into the Cookies Oakland LOI and for the Cookies Oakland Option to Purchase.  The Cookies Oakland Option to Purchase Deposit will be applied to the purchase price of Cookies Oakland at the time of purchase, if such purchase occurs. If such purchase does not occur, the Company will forfeit the Cookies Oakland Option to Purchase Deposit.

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Cookies Redding Binding LOI

On December 30, 2022, the Company entered into a binding Letter of Intent (the “Cookies Redding LOI”) with Green Door Redding, LLC (“Cookies Redding”) pursuant to which the Company and Cookies Redding intend to negotiate and enter into a Management Services Agreement (the “Cookies Redding MSA”) for the Company to operate a dispensary at the property located at 1700 E. Cypress Ave, Redding, California 96002 (the “Cookies Redding Dispensary”).  The Cookies Redding LOI provides the Company, for a period of 12 months from the date of signing, with an option to purchase Cookies Redding on terms mutually agreeable to the parties (the “Cookies Redding Option to Purchase”).  It is anticipated that the Cookies Redding MSA will also provide that Cookies Redding will pay the Company a management fee equal to an amount of up to 25% of the Net Revenue (as such term is defined in the Cookies Redding LOI) of the Cookies Redding Dispensary for the Company’s services contemplated by the Cookies Redding LOI.  The Company is paying an equivalent of $1,000,000 (the “Cookies Redding Option to Purchase Deposit”) in shares of Common Stock at the closing share price on December 30, 2022 in order to induce Cookies Redding to enter into the Cookies Redding LOI and for the Cookies Redding Option to Purchase.  The Cookies Redding Option to Purchase Deposit will be applied to the purchase price of Cookies Redding at the time of purchase, if such purchase occurs. If such purchase does not occur, the Company will forfeit the Cookies Redding Option to Purchase Deposit.

Cookies Redding is an affiliate of Brick City Productions, Inc. As previously disclosed, the Company has entered into a Management Services Agreement with Brick City Productions, Inc. to provide certain services at the Company’s San Leandro dispensary location.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2022, the Board designated a series of the Company’s preferred stock as Series V Preferred Stock and the Company filed a Certificate of Designation of Rights, Privileges, Preferences, and Restrictions of Series V Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada to establish the rights, privileges, preferences, and restricts of the Series V Preferred Stock. The Certificate of Designation became effective upon filing on December 29, 2022. The number of authorized shares of Series V Preferred Stock is 250,000,000 shares. The following is a summary of the principal terms of the Certificate of Designation:

Dividends

The holders of the Series V Preferred Stock do not have any preferential dividend rights and shall be entitled to receive dividends, if any, only if, when, and as declared by the Board in its sole and absolute discretion.

Voting Rights

Each share of Series V Preferred Stock shall have the right to take action by written consent or vote in a number equal to two times the number of shares of the Company’s Common Stock into which such shares of Series V Preferred Stock are then convertible. These voting rights may be exercised by vote at an annual meeting of the stockholders of the Company or at a special meeting of the stockholders of the Company or by written consent of the holders of Series V Preferred Stock. Except as otherwise required by law or by the Articles of Incorporation of which the Certificate of Designation is a part, the holders of shares of Common Stock and shares of Series V Preferred Stock shall vote together and not as separate classes.

Conversion

Each share of Series V Preferred Stock is convertible into one share(s) of Common Stock, in the manner set forth in this paragraph and as further described in the Certificate of Designation. Each share of Series V Preferred Stock will automatically be converted into one fully paid and nonassessable share of Common Stock on the second anniversary of the date on which the holder’s shares of Series V Preferred Stock were issued (each, an “Automatic Conversion”). In addition, at any time, or from time to time, from and after the first anniversary of the date on which a holder’s shares of Series V Preferred Stock were issued, but prior to the date of the Automatic Conversion, such holder shall be entitled, upon written notice to the Company and the transfer agent (or solely to the Company if the Company serves as its own transfer agent for the Series V Preferred Stock), to convert each of such holder’s shares of Series V Preferred Stock then held into one fully paid and nonassessable share of Common Stock.

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Liquidation Preference

Upon any Liquidation Event (as defined in the Certificate of Designation), before any distribution or payment shall be made to the holders of any class or series of the Company’s capital stock ranking junior to the Series V Preferred Stock, the holders of the Series V Preferred Stock shall be entitled to be paid out of the assets of the Company an amount equal to an aggregate of $1.00 allocated among all of the then-issued and outstanding shares of Series V Preferred Stock (the “Preference Value”). After the payment of the Preference Value of the shares of the Series V Preferred Stock as set forth in the Certificate of Designation, the remaining assets of the Company legally available for distribution, if any, shall be distributed ratably to the holders of the Company’s Common Stock and other classes or series of the Company’s capital stock in the manner provided by law or the charter documents of the Company.

Trading Market

There is no established trading market for any of the Series V Preferred Stock, and the Company does not expect a market to develop. The Company does not intend to apply for a listing for any of the Series V Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series V Preferred Stock will be limited.

On January 5, 2023, the Board amended and restated the Certificate of Designation filed on December 29, 2022 and filed an Amended and Restated Certificate of Designation of Rights, Privileges, Preferences, and Restrictions of Series V Preferred Stock (the “Amended and Restated Certificate of Designation”) with the Secretary of State of the State of Nevada. The Amended and Restated Certificate of Designation became effective upon filing on January 5, 2023. The following is a summary of the amended terms of the Amended and Restated Certificate of Designation:

Authorized Shares

The number of authorized shares of Series V Preferred Stock is 25,000,000 shares.

Voting Rights

Each share of Series V Preferred Stock shall have the right to take action by written consent or vote in a number equal to 20 times the number of shares of the Company’s Common Stock into which such shares of Series V Preferred Stock are then convertible. These voting rights may be exercised by vote at an annual meeting of the stockholders of the Company or at a special meeting of the stockholders of the Company or by written consent of the holders of Series V Preferred Stock. Except as otherwise required by law or by the Articles of Incorporation of which the Certificate of Designation is a part, the holders of shares of Common Stock and shares of Series V Preferred Stock shall vote together and not as separate classes.

Conversion

Each share of Series V Preferred Stock is convertible into ten shares of Common Stock, in the manner set forth in this paragraph and as further described in the Certificate of Designation. Each share of Series V Preferred Stock will automatically be converted into ten fully paid and nonassessable shares of Common Stock on the second anniversary of the date on which the holder’s shares of Series V Preferred Stock were issued (each, an “Automatic Conversion”). In addition, at any time, or from time to time, from and after the first anniversary of the date on which a holder’s shares of Series V Preferred Stock were issued, but prior to the date of the Automatic Conversion, such holder shall be entitled, upon written notice to the Company and the transfer agent (or solely to the Company if the Company serves as its own transfer agent for the Series V Preferred Stock), to convert each of such holder’s shares of Series V Preferred Stock then held into ten fully paid and nonassessable shares of Common Stock.

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The foregoing descriptions of the Certificate of Designation and the Amended and Restated Certificate of Designation and the Series V Preferred Stock are qualified in their entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 and 3.2 to this Current Report and which is incorporated by reference herein in its entirety.

Item 7.01 Regulation FD Disclosure.

On January 5, 2023, the Company issued a press release announcing the execution of the Cookies Oakland and the Cookies Redding Letters of Intent. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, and in Exhibit 99.1, referenced herein is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. These forward-looking statements may also relate to the officer appointments, any future employment agreements related to such officer appointments, and other matters described above. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 15, 2022 and other reports on file with the U.S. Securities and Exchange Commission.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Designation.

3.2	Amended and Restated Certificate of Designation.

10.1	Cookies Oakland LOI.

10.2	Cookies Redding LOI.

99.1	Press Release dated January 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Dated: January 5, 2023	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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